SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
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                      Exchange Act of 1934 (Amendment No. )


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|_|  Confidential,  for  Use  of  the  Commission  Only  as  permitted  by  Rule
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| | Definitive Information Statement


                              ACCESSOR FUNDS, INC.
                (Name of Registrant as Specified in Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):


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          pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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     previously.  Identify the previous filing by registration statement number,
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                                    ACCESSOR FUNDS, INC.
                              Accessor Growth Fund
                         Accessor Small to Mid Cap Fund


December 20, 2007


Dear Shareholder:


The enclosed information statement details recent amendments to the Money Manager Agreements for each of the Funds listed above. As a shareholder of one or more of the Funds listed above, you are receiving the enclosed information statement regarding your Fund. Effective August 31, 2007, the Board of Directors of Accessor Funds, Inc. (the "Board") approved entering into a new Money Manager Agreement for the Growth Fund and on July 13, 2007, the Board approved amending the Money Manager Agreement for the Small to Mid Cap Fund, increasing the investment management fees paid to the Money Manager of the Small to Mid Cap Fund.

As a matter of regulatory compliance, we send you this information statement which describes the management structure of Accessor Funds, Inc., the Money Managers, as well as the terms of the revised Money Manager Agreements which the Board has approved.


Please feel free to call us at (800) 759-3504 should you have any questions on the enclosed information statement. We thank you for your continued interest in Accessor Funds, Inc.

                              ACCESSOR FUNDS, INC.
                              Accessor Growth Fund
                         Accessor Small to Mid Cap Fund

                          1420 Fifth Avenue, Suite 3600
                                Seattle, WA 98101


                                December 20, 2007


                              INFORMATION STATEMENT


This information statement is being provided to the shareholders of the Funds listed above, each a separate portfolio of Accessor Funds, Inc. (the "Accessor Funds"). This information statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order Accessor Funds has received from the Securities and Exchange Commission ("SEC"). The exemptive order permits Accessor Funds' manager, Accessor Capital Management LP ("Accessor Capital") to hire new investment management organizations (the "Money Managers") and to make changes to existing Money Manager Agreements (as defined herein) with the approval of the Board of Directors of the Accessor Funds (the "Board of Directors" or the "Board"), but without obtaining shareholder approval. This information statement describes a new Money Manager Agreement for the Growth Fund and a change to the existing Money Manager Agreement that resulted from a change in the fee structure paid to the Small to Mid Cap Fund's Money Manager.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


This information statement will be mailed on or about December 24, 2007.


ACCESSOR FUNDS

Each of the Funds is a separate investment portfolio of Accessor Funds. Accessor Funds entered into an investment management agreement with Accessor Capital, dated December 23, 1991, revised to provide for payment to Accessor Capital by Accessor Funds a management fee effective June 19, 1992 (the "Management Agreement"). Pursuant to the Management Agreement with Accessor Funds, Accessor Capital provides the following services to each Fund: (i) provides or oversees the provision of all general management, investment advisory and Fund management services for Accessor Funds, including the transfer agent, custodian, Fund accounting and shareholder recordkeeping services for Accessor Funds; (ii) provides Accessor Funds with office space, equipment and personnel necessary to operate and administer Accessor Funds' business; (iii) develops the investment programs, selects Money Managers, allocates assets among Money Managers, and monitors the Money Managers' investment programs and results; and (iv) invests the Funds' liquidity reserves and all or any portion of the Funds' other assets. For providing these services, each Fund pays Accessor Capital a fee equal on an annual basis to a percentage of the Fund's average daily net assets.

Each Fund pays to Accessor Capital an annual investment management fee computed monthly based on the annualized rates calculated on the average daily net assets during the month of each Fund as set forth below. Total fees paid by the Funds to Accessor Capital for the fiscal year ended December 31, 2006 are also shown below.

                          Accessor Capital     Total Fees
Fund                      Management Fee       at 12/31/06
------------------------- -------------------- ----------------
Growth                    0.45%                $731,009
------------------------- -------------------- ----------------
Small to Mid Cap          0.60%                $1,364,016
------------------------- -------------------- ----------------

Each Fund also pays the compensation of its Money Managers, as described below.

THE PRIOR MONEY MANAGER AGREEMENTS

Accessor Funds obtained an exemptive order from the SEC that allows Accessor Funds to change a Fund's Money Manager Agreement without shareholder approval, so long as, among other things, the Board of Directors approves the Money Manager change and new agreement. Prior to obtaining the exemptive order, all changes to Money Manager Agreements and the calculations of the fees were approved by shareholders. In the table below, where a Fund has changed Money Managers in accordance with this exemptive order, no shareholder approval of the agreement was required and the original shareholder approval date for the previous agreement is shown. Each Money Manager makes investment decisions for the assets of the Fund they are responsible for and as allocated to it by Accessor Capital, and continuously reviews, supervises, and administers their Fund's investment program with respect to these assets. Each Money Manager is independent of Accessor Capital and discharges its responsibilities subject to Accessor Capital's and the Board of Directors' supervision and in a manner consistent with each Fund's investment objective, policies and limitations. The Money Managers do not provide any services except investment management to their respective Funds.


Fund                      Name of Money Manager   Agreement Dated         Last Board Review       Shareholder Approval
                                                                          Date
------------------------- ----------------------- ----------------------- ----------------------- -----------------------



Growth                    Smith Asset             September 21, 2007      August 31, 2007         September 1, 1993
                          Management Group

------------------------- ----------------------- ----------------------- ----------------------- -----------------------

Small to Mid Cap          SSgA Funds              October 1, 2007         July 13, 2007           April 30, 1998
                          Management, Inc.

------------------------- ----------------------- ----------------------- ----------------------- -----------------------


Following the initial two-year period after the approval of each Money Manager Agreement, the Board of Directors reviews annually the Money Manager Agreement, and can renew the Money Manager Agreement for the forthcoming year.

                                                              GROWTH FUND

Termination of Prior Money Manager Agreement


The Prior Money Manager Agreement was with Enhanced Investment Technologies, LLC ("INTECH") and became effective on May 1, 2007, and was most recently approved by the Board of Directors, including the Independent Directors, on April 20, 2007. In accordance with the terms of the Exemptive Order, the Prior Money Manager Agreement was not submitted to a vote of the shareholders of the Fund. Shareholders most recently approved a Money Manager Agreement for the Fund on September 1, 1993, prior to the Funds' obtaining the Exemptive Order. At a meeting of the Board of Directors held on August 31, 2007, the Board of Directors voted to enter into a new Money Manager Agreement for the Growth Fund with Smith Asset Management Group ("Smith Group") based on the Board's evaluation of INTECH's performance. The termination date of the Prior Money Manager Agreement is September 21, 2007.


Comparison of Money Manager Agreements


Accessor Capital made the recommendation to terminate INTECH and appoint Smith Group as the Money Manager of the Fund in the ordinary course of its ongoing evaluation of the Fund's Money Manager's performance and investment strategy. After extensive research of numerous candidate firms that included qualitative and quantitative analysis of each candidate's organizational structure, investment process and style and long-term performance record, Accessor Capital chose to recommend Smith Group. Accessor Capital believes that the management style of Smith Group is appropriately suited to the Growth Fund and expects Smith Group to maintain a well-diversified portfolio of stocks in the Growth Fund, holding market representation in all major economic sectors.

The Board of Directors, upon the recommendation of Accessor Capital and after consideration of a variety of factors (as described below under "Evaluation by the Board of Directors of the New Money Manager Agreements"), voted on August 31, 2007 to approve a new Money Manager Agreement effective at close of business on September 21, 2007 (the "New Money Manager Agreement").


Other than the effective and termination dates and the fee structure as discussed below, the terms of the New Money Manager Agreement are the same as the terms of the Prior Money Manager Agreement. Specifically, the duties to be performed and the standard of care under the New Money Manager Agreement are identical to what was provided in the Prior Money Manager Agreement and similar to what is provided in the Money Manager Agreements with the other Money Managers of Accessor Funds. A description of the fees payable under the New Money Manager Agreement and the Prior Money Manager Agreement is set forth below under "Money Manager Fees."


The New Money Manager Agreement became effective September 21, 2007, and will continue in effect for two years and thereafter from year to year, subject to approval annually by the Board of Directors in accordance with the Investment Company Act of 1940 (the "1940 Act"). The New Money Manager Agreement may be terminated at any time without the payment of any penalty by the Board of Directors, Accessor Capital, Smith Group, or a vote of the "majority of the outstanding voting securities" (as that term is defined in the 1940 Act) of the Fund, upon 60 days' advance written notice to the other parties to the New Money Manager Agreement. The New Money Manager Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Prior Money Manager Agreement contained the same provisions.

The New Money Manager Agreement provides that Smith Group will not be liable for, and shall be indemnified by Accessor Funds for, any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it under the New Money Manager Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or Accessor Capital; provided that such acts or omissions shall not have resulted from Smith Group's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or its obligations under the New Money Manager Agreement. The Prior Money Manager Agreement contained the same provision.


The New Money Manager Agreement is attached to this information statement as Exhibit A. Shareholders should refer to Exhibit A for the complete terms of the New Money Manager Agreement and the description of such agreement set forth herein is qualified in its entirety by the provisions of the New Money Manager Agreement as set forth in Exhibit A.

Money Manager Fees


Under the Prior Money Manager Agreement, for the period from May 1, 2007 through April 30, 2008, INTECH would earn a monthly base fee calculated at an annual rate of the Fund's average daily net assets over such month (the "Base Fee") without regard to any performance adjustment at a rate of 40 basis points (0.40%) annually. Thereafter, INTECH would earn the Base Fee and a performance fee adjustment based on the difference in performance between the Fund and the S&P 500 Index/Citigroup Growth Index. The minimum possible annual fee payable to INTECH would be 0.15% and the maximum possible annual fee would be 0.65%.

Under the New Money Manager Agreement with Smith Group, the Base Fee will be an annual rate of 25 basis points (0.25%) of the Fund's average daily net assets over each month and, after 12 months, a performance fee adjustment based on the average net assets of the Fund over a 12-month rolling period. For the period from September 21, 2007 through September 20, 2008, the Money Manager will be paid at the Base Fee without regard to any performance fee adjustment. The performance fee adjustment will be calculated monthly by (i) determining the difference in performance (the "Performance Difference") between the Advisor Class share of the Fund and its benchmark index; (ii) using the Performance Difference to determine the performance adjustment rate (the "Performance Adjustment Rate"); and (iii) applying the Performance Adjustment Rate to the average daily net assets of the Fund during a rolling 12-month comparison period prior to and including the month for which the fee is calculated (the "Performance Measurement Period"). The Performance Measurement Period will roll over with each succeeding month, so that it would always equal 12 months, ending with the month for which the performance fee adjustment is being computed. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a "null zone" (the "Null Zone"), the Performance Fee Adjustment Rate will be zero and there will be no performance fee adjustment. The Performance Fee Adjustment Rate will not exceed an agreed upon maximum rate (the "Maximum Performance Fee Rate") and will be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). The Performance Fee Adjustment Rate will be zero in the Null Zone, and its absolute value will increase at a constant rate until the Maximum Performance Fee Rate is reached, at which point the Performance Fee Adjustment Rate will equal the Maximum Performance Fee Rate.

Beginning September 21, 2008, the Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the Advisor Class and the S&P 500/Citigroup Growth Index over a rolling 12-month period). To the extent that the Performance Difference falls within the Null Zone that is equal to plus or minus 100 basis points (1.00%), the Performance Fee Adjustment Rate shall be zero and there shall be no performance fee adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 15 basis points (0.15%) and shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Money Manager will be 10 basis points (0.10%) and the maximum possible annual fee will be 40 basis points (0.40%).

If the Performance Difference is between 100 basis points and 350 basis points at any given time, the Performance Fee Adjustment Rate will be equivalent point between 0 and 15 basis points. For example, if the Performance Difference is half way between the edge of the Null Zone (100 basis points) and the maximum Performance Difference (350 basis points), then the Performance Adjustment Rate would also be half way between the minimum Performance Adjustment Rate (0) and the maximum Performance Adjustment Rate (15 basis points). Under this example, the Performance Adjustment Rate would be 7.5 basis points and the annual fee would be 32.5 basis points (0.325%).


The chart below compares the actual fees paid to INTECH for the fiscal year ended December 31, 2006 and a hypothetical example of the amount of fees that would have been paid in 2007 to INTECH under the INTECH performance fee structure to a hypothetical example of the amount of fees that would have been paid in 2007 to Smith Group had the Smith Group performance fee structure been in place, and also shows the percentage difference between the actual and hypothetical values.



Fund                  Actual Fees Paid    Hypothetical Fees   Percent Difference  Hypothetical Fees   Percent Difference
                      in 2006 to INTECH   Paid in 2007                            Paid in 2007
                                          under Prior Money                       under New Money
                                          Manager Agreement                       Manager Agreement


--------------------- ------------------- ------------------- ------------------- ------------------- -------------------

Growth                $731,009            $649,341            -11%                $406,491.65         -44%

--------------------- ------------------- ------------------- ------------------- ------------------- -------------------

                              SMALL TO MID CAP FUND


Amendment to Prior Money Manager Agreement

The Prior Money Manager Agreement with SSgA Funds Management Inc. ("SSgA FM") became effective on May 1, 2007, and was most recently approved by the Board of Directors, including the Independent Directors, on April 20, 2007. In accordance with the terms of the Exemptive Order, the Prior Money Manager Agreement was not submitted to a vote of the shareholders of the Fund. Shareholders most recently approved a money manager agreement for the Fund on September 1, 1993, prior to the Funds' obtaining the Exemptive Order. At a meeting of the Board of Directors held on July 13, 2007, the Board of Directors voted to amend the Money Manager Agreement for the Small to Mid Cap Fund with SSgA FM to increase the base fee as described below and to be effective with the implementation of a 120/20 investment strategy (the "New Money Manager Agreement").


Comparison of Money Manager Agreements


Accessor Capital made the recommendation to amend the Money Manager Agreement with SSgA FM in consideration of a change in the investment strategy for the Small to Mid Cap Fund to include a 120/20 investment strategy. Accessor Capital believes that the implementation of the 120/20 investment strategy will enhance returns in the Small to Mid Cap Fund and, based on comparative information on similar strategies and the fees paid to advisers or sub-advisers for running such strategies, recommended an increase in the base fee from 0.30% to 0.40%.

The Board of Directors, upon the recommendation of Accessor Capital and after consideration of a variety of factors (as described below under "Evaluation by the Board of Directors of the New Money Manager Agreements"), voted on July 13, 2007 to approve the New Money Manager Agreement effective on October 1, 2007.


Other than the effective and termination dates and the fee structure as discussed below, the terms of the New Money Manager Agreement are the same as the terms of the Prior Money Manager Agreement. Specifically, the duties to be performed and the standard of care under the New Money Manager Agreement are identical to what was provided in the Prior Money Manager Agreement and similar to what is provided in the Money Manager Agreements with the other Money Managers of Accessor Funds. A description of the fees payable under the New Money Manager Agreement and the Prior Money Manager Agreement is set forth below under "Money Manager Fees."


The New Money Manager Agreement became effective October 1, 2007, and will continue in effect for two years and thereafter from year to year, subject to approval annually by the Board of Directors in accordance with the 1940 Act. The New Money Manager Agreement may be terminated at any time without the payment of any penalty by the Board of Directors, Accessor Capital, SSgA FM, or a vote of the "majority of the outstanding voting securities" (as that term is defined in the 1940 Act) of the Fund, upon 60 days' advance written notice to the other parties to the New Money Manager Agreement. The New Money Manager Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act). The Prior Money Manager Agreement contained the same provisions.

The New Money Manager Agreement provides that SSgA FM will not be liable for, and shall be indemnified by Accessor Funds for, any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it under the New Money Manager Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or Accessor Capital; provided that such acts or omissions shall not have resulted from SSgA FM's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or its obligations under the New Money Manager Agreement. The Prior Money Manager Agreement contained the same provision.

The New Money Manager Agreement is attached to this information statement as Exhibit B. Shareholders should refer to Exhibit B for the complete terms of the New Money Manager Agreement and the description of such agreement set forth herein is qualified in its entirety by the provisions of the New Money Manager Agreement as set forth in Exhibit B.


Money Manager Fees


Under the Prior Money Manager Agreements, for the period from May 1, 2007 through April 30, 2008, SSgA FM would earn a monthly base fee of 30 basis points (0.30%) calculated at an annual rate of the Fund's average daily net assets over such month (the "Base Fee") without regard to any performance adjustment. Thereafter, SSgA FM would earn the Base Fee and a performance fee adjustment based on the difference in performance between the Fund and the Dow Jones Wilshire 4500 Index. The minimum possible annual fee payable to SSgA FM would be 0.10% and the maximum possible annual fee would be 0.50%.

Under the New Money Manager Agreement with SSgA FM, the Base Fee will be an annual rate of 40 basis points (0.40%) of the Fund's average daily net assets over each month and, after 12 months, a performance fee adjustment based on the average net assets of the Fund over a 12-month rolling period. For the period from October 1, 2007 through September 30, 2008, the Money Manager will be paid at the Base Fee without regard to any performance fee adjustment. The performance fee adjustment will be calculated monthly by (i) determining the difference in performance (the "Performance Difference") between the Advisor Class share of the Fund and its benchmark index; (ii) using the Performance Difference to determine the performance adjustment rate (the "Performance Adjustment Rate"); and (iii) applying the Performance Adjustment Rate to the average daily net assets of the Fund during a rolling 12-month comparison period prior to and including the month for which the fee is calculated (the "Performance Measurement Period"). The Performance Measurement Period will roll over with each succeeding month, so that it would always equal 12 months, ending with the month for which the performance fee adjustment is being computed. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a "null zone" (the "Null Zone") the Performance Fee Adjustment Rate will be zero and there will be no performance fee adjustment. The Performance Fee Adjustment Rate will not exceed an agreed upon maximum rate (the "Maximum Performance Fee Rate") and will be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). The Performance Fee Adjustment Rate will be zero in the Null Zone, and its absolute value will increase at a constant rate until the Maximum Performance Fee Rate is reached, at which point the Performance Fee Adjustment Rate will equal the Maximum Performance Fee Rate.

Beginning October 1, 2008, the Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the Advisor Class and the Dow Jones Wilshire 4500 Index over a rolling 12-month period). To the extent that the Performance Difference falls within the Null Zone that is equal to plus or minus 125 basis points (1.25%), the Performance Fee Adjustment Rate shall be zero and there shall be no performance fee adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 30 basis points (0.30%) and shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Money Manager will be 10 basis points (0.10%) and the maximum possible annual fee will be 70 basis points (0.70%).

If the Performance Difference is between 125 basis points and 350 basis points at any given time, the Performance Fee Adjustment Rate will be equivalent point between 0 and 30 basis points. For example, if the Performance Difference is half way between the edge of the Null Zone (125 basis points) and the maximum Performance Difference (350 basis points), then the Performance Adjustment Rate would also be half way between the minimum Performance Adjustment Rate (0) and the maximum Performance Adjustment Rate (30 basis points). Under this example, the Performance Adjustment Rate would be 15 basis points and the annual fee would be 55 basis points (0.55%).


The chart below compares the actual fees paid to the Money Manager for the fiscal year ended December 31, 2006 to a hypothetical example of the amount of fees that would have been paid in 2007 had the old performance fee structure been in place and a hypothetical example of the amount of fees that would have been paid in 2007 had the new performance fee structure been in place, and also shows the percentage difference between the actual and hypothetical values.


Fund                  Actual Fees Paid    Hypothetical Fees   Percent Difference  Hypothetical Fees   Percent Difference
                      in 2006             Paid in 2007                            Paid in 2007
                      to SSgA FM          under Prior Money                       under New Money
                                          Manager Agreement                       Manager
                                                                                  Agreement

--------------------- ------------------- ------------------- ------------------- ------------------- -------------------
Small to Mid Cap      $795,676            $684,008            -14%                $910,752.47         14%

--------------------- ------------------- ------------------- ------------------- ------------------- -------------------

BOARD OF DIRECTORS' REVIEW AND APPROVAL OF THE NEW MONEY MANAGER AGREEMENT FOR THE GROWTH FUND AND AMENDED MONEY MANAGER AGREEMENT FOR THE SMALL TO MID CAP FUND

The Board of Directors of Accessor Funds consists of:


Name                          Position                   Address
-------------------------------------------------------------------------------
George G. Cobean, III         Director             1607 South 341st Place
                                                   Federal Way, WA 98003-3211
-------------------------------------------------------------------------------
Geoffrey C. Cross             Director             252 Broadway
                                                   Tacoma, WA  98402
-------------------------------------------------------------------------------
J. Anthony Whatley III*       Director, President  1420 Fifth Avenue, Suite 3600
                              and Principal        Seattle, WA 98101
                              Executive Officer
-------------------------------------------------------------------------------


*Mr. Whatley may be deemed to be an "interested person" of the Funds (as that term is defined in the 1940 Act) by virtue of his relationship with Accessor Capital.

EVALUATION BY THE BOARD OF DIRECTORS OF THE NEW MONEY MANAGER AGREEMENTS

As noted above, the Board of Directors, at an in-person meeting held on August 31, 2007, considered Accessor Capital's recommendation that the Board approve a new Money Manager Agreement for the Growth Fund and at an in-person meeting held on July 13, 2007, considered Accessor Capital's recommendation that the Board amend the Money Manager Agreement for the Small to Mid Cap Fund. In approving the Money Manager Agreements at in-person meetings, the Board of Directors considered a number of factors, including but not limited to: (1) the nature, extent and quality of the services to be provided by the Money Managers; (2) the investment performance of each Fund and its Money Manager; (3) the costs of the services to be provided and profits to be realized by each Money Manager and its affiliates from the relationship with the Fund; (4) any economies of scale that would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board upon initial consideration or renewal of a Money Manager Agreement considers comparisons of the services to be rendered and the amounts to be paid under the agreement with those under other investment advisory contracts.

(1) Nature, Extent and Quality of Services. The Board of Directors in examining the nature and quality of the services provided by each Money Manager, considered each Money Manager's experience in managing its relative Fund. In addition, the Board considered each Money Manager's management style, historical performance record managing pooled investment products similar to the Funds, the qualifications and experience of the persons who will be responsible for the day-to-day management and each Money Manager's staffing levels and overall resources. With respect to SSgA FM, the Board considered SSgA FM's nature and quality of services provided to the Small to Mid Cap Fund based on the information it received at the April 20, 2007 Board meeting. The Board also noted that the terms of the amended Money Manager Agreement were identical to the terms of the Prior Money Manager Agreement with SSgA FM, except for the change in the fee structure and the nature and quality of services would remain the same. In selecting Smith Group, the Board of Directors was informed that Smith Group was an institutional investment adviser that fit Accessor Capital's investment philosophy and manager selection approach. In approving the New Money Manager Agreement with Smith Group, the Board reviewed quantitative and qualitative information concerning Smith Group and its track record in managing a large cap stock strategy.

(2) Performance. The Board of Directors considered information about the historical performance of a comparable mutual fund advised by each Money Manager that had substantially similar investment strategies to the Funds for the year-to-date, one-, three- and five-year periods and found that each Fund had satisfactory performance compared to its peer funds and was in the top quartile of their applicable Morningstar category during these periods. With respect to SSgA FM, the Board considered the performance of similar strategies run by SSgA FM for 130/30 and 120/20 investment strategies, as well as back-tested data provided for the Small to Mid Cap Fund. With respect to Smith Group, the Board reviewed composite data provided by the Smith Group as well as information provided concerning the mutual fund universe, Morningstar stars, Lipper data and other relevant information. The Board also considered the performance of the prior Money Manager, INTECH.

(3) Costs of Services and Profits to be Realized by Money Managers. In evaluating each New Money Manager Agreement, the Board reviewed the proposed fees under the relevant Agreements. The Board noted that fees were reasonable in light of the extent and quality of the services expected to be provided and that new fee structure will benefit both the Money Managers and shareholders by aligning the Money Managers' interests with those of shareholders. The Board noted that a null zone that is equal to plus or minus 100 basis points for the Growth Fund should sufficiently address any concerns regarding insignificant or random differences between the performance of the Funds and their comparative indexes. The Board also noted the decrease in the Base Fee to be paid to the Smith Group from the Base Fee paid to the prior Money Manager. In approving the increase of the Base Fee for the Small to Mid Cap Fund, the Board considered added cost for the Fund to engage in short sales in an amount of approximately 20% of the Fund's value (measured at the time of investment) under normal circumstances. The Board listened to a presentation from the portfolio manager at SSgA FM and reviewed back-tested information provided by SSgA FM showing how the Small to Mid Cap Fund might have performed had the strategy been in place. The Board reviewed the information provided by Accessor Capital and SSgA FM with respect to this strategy and comparative data concerning the increase in the fees to be paid to SSgA FM. The Board considered the complexity involved in running this type of strategy as well as SSgA FM's considerable experience in this area as well as the increased risks. The Board reviewed the potential increased costs, including the need for a prime broker, and the increased expense ratio. The Board concluded that the increase in the advisory fees was warranted given the complexity of the investment mandate and the potential impact on the returns.

(4) Economies of Scale. The Board considered the extent to which each Money Manager may realize economies of scale or other fixed costs that may be spread across a larger asset base and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services including the Funds. The Board noted that the proposed sub-advisory fee rates for each Money Manager reflected the potential to share in economies of scale and that fee levels reflect these economies of scale for the benefit of Fund investors.

At each meeting, the Board was provided with information relating to the current performance of the Money Managers and comparisons of the fees to be paid under the Prior Money Manager Agreements and New Money Manager Agreements with those of similar investment advisors of similar funds. The Board had the opportunity to review and ask questions regarding these materials.

The Board of Directors believes that the performance-based fee structure is one of the best ways to align the interests of Fund shareholders with those of the Money Managers. In other words, if a Money Manager manages the Fund in a way that it outperforms its respective benchmark by a certain margin, the Money Manager would be compensated with a higher fee. On the other hand, if the Fund trails the benchmark by a certain margin, the Money Manager would earn a smaller fee.

At each meeting, the Board of Directors also reviewed a memorandum that they received from counsel outlining the legal standards and certain other considerations relevant to their deliberations, including counsel's assessment of the performance fee structure under applicable laws, regulations, and SEC staff positions. The Board discussed the materials provided and the information presented and also considered the information that was provided to it in connection with the most recent annual review of each Fund's investment advisory arrangements.


INFORMATION ON THE MONEY MANAGERS


Following is a description of each of the Money Managers that is based on information provided by that Money Manager. None of the Money Managers is affiliated with Accessor Capital.


INFORMATION ABOUT SMITH ASSET MANAGEMENT GROUP, LP

Smith Asset Management Group, LP 100 Crescent Court, Suite 1150
Dallas, TX 75201


Smith Group has managed the Growth Fund since September 21, 2007. Founded in 1995, Smith Group has approximately $5.8 billion in assets under management as of June 30, 2007. The Growth Fund is team-managed by Smith Group. Stephen S. Smith, CFA, John D. Brim, CFA, John D. Ingle, Jr., Royce W. Medlin, CFA, William Ketterer, CFA, William F. Moyer, CFA, A. Michelle Pryor, CFA, David Hoener, and Darren A. Bodenhamer have been jointly and primarily responsible for the day-to-day management of the Growth Fund since September 21, 2007. As Chief Investment Officer, Mr. Smith directs the portfolio management team in implementing the investment process he designed. The team employs a process that combines quantitative and traditional research criteria that Mr. Smith has executed for over 25 years.

Following is a list of the partners and principal executive officers of Smith Group and their principal occupation. Unless otherwise noted, the address of each person listed is 100 Crescent Court, Suite 1150,
Dallas, TX 75201.



Name                                           Principal Occupation
----                                           --------------------

Stephen S. Smith                               CEO, CIO and Portfolio Manager
John D. Brim                                   CFO and Portfolio Manager
Blake H. Estess                                CCO
Dallas Advisors, LLC                           General Partner (owns a majority
                                               of voting securities of
                                               Smith Group)
Strategic Investment Group Ventures, LLC       Limited Partner
Smith Group Employee Partners, LLC             Limited Partner
Smith Group Employee Partners II, LLC          Limited Partner




Stephen S. Smith, CFA, CEO and Chief Investment Officer, is the founder of Smith Group. Since the firm's founding in 1995, he has served as both chief executive officer and chief investment officer. He began his investment management career as a portfolio manager with Wachovia Bank in 1976. In 1983, he joined the predecessor to Bank of America, where he held a variety of senior investment management positions.

John D. Brim, CFA, Portfolio Manager, joined Smith Group in March 1998. Mr. Brim is a portfolio manager and responsible for equity research within the health care sector. From April 1997 to March 1998, he was a manager within the Institutional Investment Consulting Group of Deloitte & Touche, LLP. From June 1990 to April 1997, he held a variety of positions, including senior client manager, with NationsBank Asset Management in Dallas.


John D. Ingle, Jr., Portfolio Manager, joined Smith Group in June 2004. Mr. Ingle is a portfolio manager and responsible for equity research within technology, telecommunications and consumer discretionary sectors. He has been a portfolio manager since 1967. Prior to joining Smith Group, he was Vice President and Senior Portfolio Manager at Bank of Texas from August 2002 to June 2004. From 1991 to 2002, he served as Senior Vice President and portfolio manager at Bank of America where he managed portfolios for institutional and high net worth clients.

Royce W. Medlin, CFA, Portfolio Manager, joined Smith Group in January 2006. Prior to joining Smith Group, he was President and Portfolio Manager of Belmont Wealth Management where he worked from 2002 to 2005. From 1991 to 2002, he served as a portfolio manager at U.S. Trust in Dallas and Team Bank Trust Investments in Fort Worth.

William Ketterer, CFA, Portfolio Manager, joined Smith Group in January 2007 as a portfolio manager. From March 1999 to January 2007, he served as Senior Vice President and Portfolio Manager with The Private Bank at Bank of America where he managed portfolios for institutions and high net worth individuals. From 1993 to 1999, he worked in corporate development within the healthcare industry. Prior to 1993, he was Vice President and General Manager of a west coast startup.

William F. Moyer, CFA, Portfolio Manager, joined Smith Group in January 2004. Mr. Moyer is a portfolio manager and responsible for equity research within the finance sector. From 2000 to 2003, he served as a senior portfolio manager with Northern Trust. From 1981 to 2000 he served as a senior portfolio manager with Bank of America where he chaired the Portfolio Review Committee.

A. Michelle Pryor, CFA, Portfolio Manager, joined Smith Group in April 1998. Ms. Pryor is a portfolio manager and responsible for equity research within the consumer discretionary sector. Prior to joining the company, she was a trading assistant for Bell Fundamental Futures, L.L.C., a commodity-trading advisor, in Memphis, Tennessee.


David Hoener, Portfolio Manager, joined Smith Group in 2006 as a portfolio manager. For the past 40 years, Mr. Hoener has been active in equity management. Prior to joining Smith Group, he served as President and Senior Portfolio Manager for Belmont since 1994.

Darren Bodenhamer joined Smith Group Asset Management in June 2007. His responsibilities include equity-trading efforts, equity research and operational functions. Prior to joining Smith Group, Mr. Bodenhamer was the Head Trader for JMP Asset Management from 2003 to 2006. He also served as a trader for RS Investments from 2000 to 2003 and for Standard Pacific Capital from 1999 to 2000. He received his BBA in Finance from Texas Christian University in 1999.

No officer or Director of Accessor Funds currently is a director, officer or employee of Smith Group. No officer or Director of Accessor Funds owns securities of or has any other material direct or indirect interest in Smith Group or any other person controlling, controlled by or under common control with Smith Group. Since January 1, 2006, none of the Directors of Accessor Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Smith Group was or is to be a party.

Smith Group has no other mutual funds that they sub-advise or manage with the same investment strategy as the Growth Fund.


INFORMATION ABOUT SSGA FM

SSgA Funds Management, Inc.
One Lincoln Street
Boston, MA 02111


SSgA FM is registered with the SEC as an investment adviser under the Advisers Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. Founded in 1792, State Street Corporation is the leading provider of services to sophisticated global investors. State Street Corporation's shares are traded on the New York Stock Exchange under the symbol "STT". Its address is Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of September 30, 2007, State Street Global Advisors (SSgA) had $1.993 trillion assets under management. SSgA FM had approximately $140.0 billion assets under management for registered investment companies.


Following is a list of the directors and principal executive officers of SSgA FM and their principal occupation. Unless otherwise noted, the address of each person listed is Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

Name                           Principal Occupation
-------------------------------------------------------------------------------
James E. Ross          President and Director of SSgA FM and Senior Managing
                       Director of State Street Global Advisors, a division of
                       State Street Bank and Trust Company
-------------------------------------------------------------------------------
Peter Leahy            Director of SSgA FM; Executive Vice President of State
                       Street Corporation; Chief Product Officer and Senior
                       Managing Director of State Street Global Advisors, a
                       division of State Street Bank and Trust Company
-------------------------------------------------------------------------------
Thomas Kelly           Treasurer, SSgA FM; Senior Managing Director, State
                       Street Global Advisors, a division of State Street Bank
                        and Trust Company
-------------------------------------------------------------------------------
Beverly J. DeWitt      Chief Compliance Officer of SSgA FM; Interim Chief
                       Compliance Officer of State Street Global Advisors, a
                       division of State Street Bank and Trust Company
-------------------------------------------------------------------------------
Mark Duggan            Chief Legal Counsel, SSgA FM; Senior Managing Director
                       and Deputy General Counsel at State Street Global
                       Advisors, a division of State Street Bank and Trust
                       Company
-------------------------------------------------------------------------------

SSgA FM has managed the Small to Mid Cap Fund since June 1, 2001. SSgA FM uses a team approach in managing the Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, a Managing Director of SSgA and Principal of SSgA FM, is primarily responsible for the day-to-day management and investment decisions of the Small to Mid Cap Fund since June 1, 2001. Prior to being promoted to Managing Director, Mr. Thomas was Senior Portfolio Manager for the past five years and has been with State Street since 1998. Although Mr. Thomas is supported by an investment team, he is responsible for the investment decisions of the Fund. Prior to joining State Street, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment field since 1990.

SSgA FM does not advise or sub-advise a similar investment company client similar to the Small to Mid Cap Fund based upon comparable investment objectives, asset size and management services. As such, SSgA FM receives no other fees for similar services.

No officer or Director of Accessor Funds currently is a director, officer or employee of SSgA FM. No officer or Director of Accessor Funds owns securities of or has any other material direct or indirect interest in SSgA FM or any other person controlling, controlled by or under common control with SSgA FM. Since January 1, 2006, none of the Directors of Accessor Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which SSgA FM was or is to be a party.

The foregoing information regarding SSgA FM is based on information provided by SSgA FM. SSgA FM is not affiliated with Accessor Capital.

                  DESCRIPTION OF ACCESSOR CAPITAL MANAGEMENT LP

Accessor Capital was organized as a general partnership under the laws of the State of Washington on April 25, 1991, for the purpose of acting as Accessor Funds' manager and reorganized as a Washington Limited Partnership on August 12, 1993. Accessor Capital's general partner, a Washington corporation, is:

Name                           Address                  Percentage of ownership
----                           -------                  -----------------------

Accessor Capital Corporation   1420 Fifth Avenue,       62.50%
                               Suite 3600,
                               Seattle, WA 98101


J. Anthony Whatley, III, Director of Accessor Funds, is the controlling shareholder of Accessor Capital Corporation, which is the managing general partner of Accessor Capital.


The following chart lists those officers and Directors of Accessor Funds who are also affiliated with Accessor Capital and sets forth the nature of those affiliations. The address of each and of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.

Name                       Position with Accessor Funds            Position with Accessor Capital

-------------------------- --------------------------------------- ---------------------------------------
J. Anthony Whatley, III    Director,
                           President and Principal                 Executive Director
                           Executive Officer
-------------------------- --------------------------------------- ---------------------------------------
Dan Yeung                  Vice President                          Senior Investment Officer
-------------------------- --------------------------------------- ---------------------------------------
Linda V. Whatley           Senior Vice President and Assistant     Vice President
                           Secretary
-------------------------- --------------------------------------- ---------------------------------------
Robert J. Harper           Senior Vice President                   Director of Sales and Client Service
-------------------------- --------------------------------------- ---------------------------------------
Christine J. Stansbery     Secretary, Senior Vice President and    Chief Compliance Officer
                           Chief Compliance Officer
-------------------------- --------------------------------------- ---------------------------------------
Debbie Bryan               Vice President                          Director, Operations and Information
                                                                   Technology
-------------------------- --------------------------------------- ---------------------------------------
Darin Dubendorf            Vice President                          Regional Director, Sales
-------------------------- --------------------------------------- ---------------------------------------
Justin Roberge             Vice President and Assistant Treasurer  Senior Investment Analyst
-------------------------- --------------------------------------- ---------------------------------------
VonDell Bennion            Vice President                          Chief Financial Officer and Director
                                                                   of Human Resources
-------------------------- --------------------------------------- ---------------------------------------
Alex Allen                 Assistant Vice President                Accountant
-------------------------- --------------------------------------- ---------------------------------------
Nathan Rowader             Vice President                          Senior Investment Officer
-------------------------- --------------------------------------- ---------------------------------------

None of the Directors or officers of Accessor Funds owns any interest in any of the Money Managers.


Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to Accessor Funds pursuant to a Transfer Agency and Administration Agreement between Accessor Capital and Accessor Funds (the "Transfer Agency Agreement"). Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives a fee equal to 0.15% of the average daily net assets of the Growth and Small to Mid Cap Funds and a transaction fee of $0.50 per transaction. Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. For the fiscal year ended December 31, 2006, the Funds paid or accrued for Accessor Capital the following for these services:

                                                        Transfer Agent
Fund                                                    Fees
----                                                    ----
Growth                                                  $249,886
Small to Mid Cap                                        $355,635


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of October 31, 2007, Directors and officers owned less than 1% of each of the Fund's outstanding shares. See Exhibit D for a list of the control persons and principal holders of each of the Funds.


FUND PORTFOLIO TRANSACTIONS AND BROKERAGE


Subject to the general supervision of the Board of Directors, Accessor Capital and the Money Managers are responsible for each Fund's portfolio transactions. Generally, securities are purchased for a Fund for investment income and/or capital appreciation and not for short-term trading profits. However, a Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to Accessor Capital or the Money Managers.

Subject to the arrangements and provisions described below, the Money Manager of each Fund usually makes the selection of a broker or dealer to execute the Fund's transactions. The Management Agreement and the Money Manager Agreements provide, in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital that in executing Fund transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the Money Manager Agreements authorize Accessor Capital (while exercising investment discretion) and the Money Managers, in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to each Fund, Accessor Capital and/or to the Money Managers (or their affiliates). Accessor Capital (while exercising investment discretion) and the Money Managers are authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a Fund transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Accessor Capital (while exercising investment discretion) or the Money Managers must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Managers exercise investment discretion.

In addition, if requested by the Board of Directors on behalf of the Funds, Accessor Capital (when exercising investment discretion) and the Money Managers may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to the Funds or Accessor Capital so long as the Money Managers believe in good faith that the broker can be expected to obtain the best price on a particular transaction and the Fund determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund, or to Accessor Capital for the benefit of its clients for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.


Accessor Capital does not expect any Fund ordinarily to effect a significant portion of its total brokerage business with brokers affiliated with Accessor Capital or the Money Managers. However, the Money Manager may effect Fund transactions for its respective Fund with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution.

Affiliated broker/dealers

Money Manager            Broker/Dealer                           Reason for Affiliation
------------------------ --------------------------------------- ---------------------------------------

Accessor Capital         Zions Direct, Inc.                      Wholly owned subsidiary of holding
                                                                 company for which Accessor Capital
                                                                 Management limited partner is a
                                                                 wholly owned subsidiary


SSgA FM                  State Street Global Markets, LLC US     Wholly owned subsidiaries of State
                                                                 Street Corporation
                         State Street Global Markets Europe,
                         Ltd. UK
                         State Street Global Markets Canada,
                         Inc. Canada
                         State Street Bank and Trust Co.
                         Sydney, Australia
                         State Street Global Markets
                         Securities Co., Ltd.
                         Japan

No Funds effected Fund transactions with brokers affiliated with the Money Managers for the Accessor Funds for the fiscal year ended December 31, 2006.

ADDITIONAL INFORMATION

The annual report for the Fund for the fiscal year ended December 31, 2006, including audited financial statements, and semi-annual report for the Fund for the period ended June 30, 2007, have previously been sent to shareholders and are available upon request without charge by calling (800) 759-3504 or writing Accessor Capital at 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101.

SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, PA 19456, is the distributor of Accessor Funds. SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, PA 19456, is the administrator and fund accounting agent for Accessor Funds and provides the recordkeeping required by Accessor Funds for regulatory and financial reporting purposes.


Accessor Funds is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.


COPIES OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE. TO OBTAIN A COPY, CALL OR WRITE ACCESSOR CAPITAL, AT 1420
FIFTH AVENUE, SUITE 3600, SEATTLE, WA 98101 (800) 759-3504.

If two or more shareholders share the same address, only one copy of this information statement is being delivered to that address, unless the Accessor Funds has received contrary instructions from one or more of the shareholders of that shared address. Upon written or oral request, the Accessor Funds will deliver promptly a separate copy of this information statement to a shareholder of a shared address. Please call (800) 759-3504 or forward a written request to Accessor Funds, Inc., P.O. Box 1748, Seattle, WA 98111-1748 if you would like to
(1) receive a separate copy of this information statement; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are receiving multiple copies at a shared address.


                       By Order of the Board of Directors,

                             CHRISTINE J. STANSBERY
                                    Secretary


Dated December 20, 2007

Exhibit A - Money Manager Agreements

                             MONEY MANAGER AGREEMENT

                                         Effective Date:   September 21, 2007
                            Termination Date: Two years after Effective Date Fund and Account: ACCESSOR GROWTH FUND

Smith Asset Management Group, L.P.
100 Crescent Court, Suite 1150
Dallas, TX 75209

         Re:      Accessor Funds, Inc. Money Manager Agreement

Gentlemen:

         Accessor Funds, Inc., a Maryland corporation ("Accessor
Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

         Accessor Capital Management LP, a Washington limited partnership (the "Manager") acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. The Manager is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

         1. Appointment as a Money Manager. The Manager and Accessor Funds hereby appoint and employ Smith Asset Management Group, L.P., a Delaware limited partnership (the "Money Manager"), as a discretionary money manager to Accessor Funds' Growth Fund, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the Growth Fund that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the Growth Fund managed by the Manager or another money manager as determined by the Manager are referred to as the "Fund".

         2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and agrees to use its best professional judgment to make and implement investment decisions for the Fund with respect to the investments of the Account in accordance with the provisions of this Agreement.

         3. Fund Management Services of the Money Manager. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities or other permitted investments for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures, as may be amended in writing by the parties from time to time. In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Money Manager shall maintain on behalf of Accessor Funds all accounts, books, records or other documents connected to services provided by the Money Manager to Accessor Funds that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time) and shall be responsible for making all filings on Form 13F. For purpose of clarity, the Fund Accounting Agent's records will be considered the official records of the Fund. At Accessor Funds' or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the Board, the officers of Accessor Funds or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account. The Manger shall facilitate the delivery to Money Manager on a day-to-day basis of all information that the Money Manager reasonably requests regarding the Fund to enable the Money Manager to meet its obligations under this Section of the Agreement. Any required FX trades will be the responsibility of the Fund custodian and not the Money Manager.

         4. Investment Objectives, Policies and Restrictions. Accessor Funds shall provide the Money Manager with the Fund prospectus, statement of additional information and policies and procedures of the Fund and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its registration statement as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to the Money Manager from Accessor Funds or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from Accessor Funds, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.

         5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for Accessor Funds, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian and the Fund Accounting Agent in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Accessor Funds' operational procedures, as may be amended in writing from time to time. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian

                  The Money Manager may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. The Money Manager may, to the extent permitted by applicable law or regulations, aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Money Manager manages. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Money Manager that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders, or by other methodology approved by the Manager.

     6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select broker/dealers and to establish brokerage accounts with such brokers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed.

          A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain best execution for Accessor Funds. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain best execution on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including Accessor Funds, as to which the Money Manager exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

          B. Accessor Funds agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of Accessor Funds and its other money managers and will be solely responsible for keeping the names on the list current. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer on the list that has been identified as an "affiliated person" (as defined in the 1940 Act) of Accessor Funds or of any money manager for Accessor Funds except as permitted by the 1940 Act, and the rules adopted thereunder.

          C. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

     7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice with respect to the Account.

     8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager, or a third party designee subject to the oversight of the Money Manager, shall research and vote all proxies received in proper form and in a timely manner with respect to the securities held by the Fund in accordance with the Money Manager's Proxy Policies and Procedures. The Money Manager, or the third party designee, shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Manager shall provide to the Fund, upon request, a copy of its Proxy Policies and Procedures. The Manager shall provide to the Fund within 45 days after the twelve month period ending June 30 of each year in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

     9. Reports to the Money Manager. Accessor Funds and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of Accessor Funds, including periodic reports concerning the Fund, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

     10. Fees for Services. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Fund Account.

     11. Other Investment Activities of the Money Manager. Accessor Funds acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, itself, or other individuals or entities (the "Affiliated Accounts"). Services to be furnished by the Money Manager under this Agreement may be furnished through the medium of any of the Money Manager's partners, officers or employees. Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may be the same as or differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

     12. Certificate of Authority. Each of Accessor Funds, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

     13. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by Accessor Funds for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 12 shall survive the cancellation, expiration or termination of this Agreement.

     14. Confidentiality. Subject to the right of each money manager and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each money manager, the Manager and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

     15. Use of the Money Manager's Name. Accessor Funds and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of Accessor Funds or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, Accessor Funds and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof.

     16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Manager or the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the 1940 Act, to enable the Manager and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager, if desired.

     17. Representations, Warranties and Agreements of the Investment Company. Accessor Funds represents, warrants and agrees that:

          A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby. Accessor Funds will deliver certified resolutions of its Board authorizing the appointment of the Money Manager with respect to the Fund, and approving the form of this Agreement.

          B. Accessor Funds will deliver to the Money Manager a true and complete copy of its current prospectuses and Statement of Additional Information as effective from time to time and will deliver all future amendments and supplements, if any, the registration statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission relating to the Fund and shares of the Fund's beneficial shares, and all amendments thereto, the By-Laws of Accessor Funds in effect on the date of this Agreement and as amended from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

          C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

     18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

          A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with Accessor Funds.

          B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

          C. The Manager is registered as an "investment adviser" under the Advisers Act.

          D. The Manager will notify Accessor Funds of any material changes in the membership of its partnership, including but not limited to any changes in the managing partners or in the partners who manage the Fund, within a reasonable time after such change.

     19. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

          A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

          B. The Money Manager will maintain, keep current and preserve on behalf of Accessor Funds, the records required to be maintained pursuant to
     Section 3 of this Agreement and shall timely furnish to the Manager all information relating to the Money Manager's services under this Agreement needed by the Manager to keep the other books and records of the Fund required by the 1940 Act, and the Advisers Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time), in the manner required by such rule, regulation, policy or procedure. The Money Manager agrees that such records are the property of Accessor Funds and will be surrendered to Accessor Funds promptly upon request. The Money Manager may retain copies of any records surrendered to the Accessor Funds.

          C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to Accessor Funds a copy of the code of ethics and evidence of its adoption, and will make such reports to Accessor Funds as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

          D. The Money Manager will notify Accessor Funds of any material changes in the membership of its partnership, including but not limited to any changes in the managing partners or in the partners who manage the Fund, or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

          E. The Money Manager understands that it may receive certain non-public information about clients of the Manager and Accessor Funds under Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section 248.11 of Regulation S-P.

          F. The Money Manager represents and acknowledges that is not authorized to render and will not provide legal advice under this Agreement including relating to any securities purchased on behalf of the Fund which may become subject to any legal proceedings including, but not limited to, bankruptcies, class action lawsuits or responding to proof of claim notifications.

          G. The Money Manager represents that it has delivered and the Manager acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Money Manager's Form ADV containing certain information concerning the Money Manager and the nature of its business.

     20. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment must be approved by the Board in the manner required by the 1940 Act.

     21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of Accessor Funds) cast in person at a meeting called for purposes of voting on the Agreement.

     22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, upon at least 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

     23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     24. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

       To the Manager at:                Accessor Capital Management LP
                                         1420 Fifth Avenue, Suite 3600
                                         Seattle, WA  98101
                                         Attention:  Christine Stansbery

       To Accessor Funds at:             Accessor Funds, Inc.
                                         1420 Fifth Avenue, Suite 3600
                                         Seattle, WA  98101
                                         Attention:  Christine Stansbery

       To the Money Manager at:          Smith Asset Management Group, L.P.
                                         100 Crescent Court, Suite 1140
                                         Dallas, TX 75201
                                         Attention:  Legal Department

     25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.








ACCESSOR FUNDS, INC.

BY:    /s/Christine J. Stansbery
---------------------------------
       Christine J. Stansbery
         Secretary

DATE: 9/24/07



ACCESSOR CAPITAL MANAGEMENT LP
By Accessor Capital Corporation, Inc.
Its Managing General Partner

BY:  /s/Christine J. Stansbery
---------------------------------------
      Christine J. Stansbery
         Vice President

DATE: 9/24/07



Accepted and agreed to:

Smith Asset Management Group, L.P.

BY: /s/Stephen S. Smith
-----------------------------------
Name: Stephen S. Smith
Title:  Managing Member

DATE: 9/21/07



EXHIBITS:
A. Fee Schedule.





                                    EXHIBIT A

                                 Schedule dated
                               September 21, 2007
                         to the Money Manager Agreement
                                between and among
              Accessor Funds, Inc., Accessor Capital Management LP
                     and Smith Asset Management Group, L.P.


The management fee with respect to the Accessor Growth Fund (the "Fund") is comprised of a monthly base fee (the "Base Fee") payable by the Fund to Smith Asset Management Group, L.P., a Delaware limited partnership (the
"Money Manager") at an annual rate of 25 basis points (0.25%) of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") as discussed below.

A. Calculating the Performance Fee Adjustment.

The Performance Fee Adjustment shall be calculated monthly by:

         (i) Determining the difference in performance (the "Performance Difference") between the Fund and the S&P 500/Citigroup Growth Index (the "Index"), as described in paragraph B;

         (ii) Using the Performance Difference to determine the performance adjustment rate (the "Performance Adjustment Rate"), as illustrated in paragraph C; and

         (iii) Applying the Performance Fee Adjustment Rate to the average daily net assets of the Fund during the Performance Measurement Period (as defined below).

B. Computing the Performance Difference.

The Performance Difference is calculated monthly, and is determined by measuring the percentage difference between the performance of one Advisor Class Share of the Fund and the performance of the Index over the performance measurement period as defined below (the "Performance Measurement Period"). The performance of one Advisor Class Share of the Fund shall be measured by computing the percentage difference, carried to five decimal places, between the net asset value as of the last business day of the period selected for comparison and the net asset value of such share as of the last business day of the prior period, adjusted for dividends or capital gain distributions treated as reinvested immediately. The performance of the Index will be established by measuring the percentage difference, carried to five decimal places, between the beginning and ending values of the Index for the comparison period, with dividends or capital gain distributions on the securities that comprise the Index being treated as reinvested immediately.

C.       Determining the Performance Adjustment Rate

The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a "null zone" that is equal to plus 100 basis points (1.0%) or minus 100 basis points (-1.0%), the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 15 basis points (.15%) (the "Maximum Performance Fee Adjustment Rate") and the Maximum Performance Fee Adjustment Rate shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Money Manager will be 10 basis points (0.10%) and the maximum possible annual fee will be 40 basis points (0.40%).

D.       Performance Measurement Periods

For the period from September 21, 2007 through September 20, 2008, the Money Manager will be paid at the Base Rate, without regard to any Performance Adjustment. Thereafter, the Performance Measurement Period shall equal the 12-month period prior to and including the month for which the fee is being calculated. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance incentive adjustment is being computed.

E. Changes to the "Index" or the "Class"

The Directors of the Fund have initially designated the S&P 500/Citigroup Growth Index and the Advisor Class Shares of the Fund as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index" and the "Class," respectively). From time to time, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, the Directors may, by a vote of the Directors voting in person, including a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund; and/or (ii) that a different class of shares of the Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. After ten days' written notice to the Money Manager, a different index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment, and/or a different class of shares (the "Successor Class") may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the Performance Measurement Period prior to the adoption of the Successor Index will still be based upon the Performance Difference. The use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire Performance Measurement Period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Measurement Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Measurement Period shall be calculated using the Class of shares previously designated.

Exhibit B





                         AMENDED MONEY MANAGER AGREEMENT

                                                Effective Date: October 1, 2007
                 Termination Date:               Two years after Effective Date
                              Fund and Account:  ACCESSOR SMALL TO MID CAP FUND


SSgA Funds Management, Inc.
One Lincoln Street
Boston, MA Street02111

         Re:      Accessor Funds, Inc. Amended Money Manager Agreement

Gentlemen:

         Accessor Funds, Inc., a Maryland corporation ("Accessor
Funds"), is an open-end management investment company of the series type registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder. Accessor Funds issues shares in separate diversified portfolios, each with a different investment objective and policies.

         Accessor Capital Management LP, a Washington limited partnership (the "Manager") acts as the manager and administrator of Accessor Funds pursuant to the terms of a Management Agreement, and is an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, to Accessor Funds. The Manager is responsible for the day-to-day management and administration of Accessor Funds and for the coordination of investments of each portfolio's assets; however, specific portfolio purchases and sales for each portfolio's investment portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Directors of Accessor Funds (the "Board").

     1. Appointment as a Money Manager. The Manager and Accessor Funds hereby appoint and employ SSgA Funds Management, Inc., a Massachusetts corporation (the "Money Manager"), as a discretionary money manager to Accessor Funds' Small to Mid Cap Fund, on the terms and conditions set forth herein. The Manager determines from time to time that portion of the assets of the Small to Mid Cap Fund that are to be assigned to the Money Manager (the "Account"). The Account and those assets of the Small to Mid Cap Fund managed by the Manager or another money manager as determined by the Manager are referred to as the "Fund".

     2. Acceptance of Appointment; Standard of Performance. The Money Manager accepts the appointment as a discretionary money manager and, subject to the provisions of Section 13 hereof, agrees to use its best professional judgment to make and implement investment decisions for the Fund with respect to the investments of the Account in accordance with the provisions of this Agreement.

     3. Fund Management Services of the Money Manager. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to determine to purchase and sell securities or other permitted investments for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Accessor Funds' operational procedures, as may be amended in writing by the parties from time to time. In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, and instructions from the Manager. The Money Manager shall maintain on behalf of the Fund all accounts, books, records or other documents that are required to be maintained pursuant to the 1940 Act, and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time) and shall be responsible for making all filings on Form 13F. For purpose of clarity, the Fund Accounting Agent's records will be considered the official records of the Fund. At Accessor Funds' or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the Board, the officers of Accessor Funds or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account. The Manager shall facilitate the delivery to Money Manager on a day-to-day basis of all information that the Money Manager reasonably requests regarding the Fund to enable the Money Manager to meet its obligations under this Section of the Agreement.

     4. Investment Objectives, Policies and Restrictions. Accessor Funds shall provide the Money Manager with the Fund prospectus, statement of additional information and policies and procedures of the Fund and any specific investment restrictions applicable thereto as established by Accessor Funds, including those set forth in its registration statement as amended from time to time. Accessor Funds retains the right, on reasonable prior written notice to the Money Manager from Accessor Funds or the Manager, to modify any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate any instructions received from Accessor Funds, the Manager, or both, and, absent manifest error, such instructions shall be presumed reasonable.

     5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Accessor Funds' custodian (the "Custodian"), or such depositary or agents as may be designated by the Custodian, as custodian for Accessor Funds, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise the Custodian and the Fund Accounting Agent in writing or by electronic transmission or facsimile of all investment orders for the Fund placed by it with broker/dealers at the time and in the manner and as set forth in Accessor Funds' operational procedures, as may be amended and communicated to the Money Manager in writing from time to time. Accessor Funds shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Money Manager. Accessor Funds shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to the Custodian, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     The Money Manager may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. The Money Manager may, to the extent permitted by applicable law or regulations, aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Money Manager manages. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Money Manager that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall be allocated among the participating portfolios in a fair and equitable manner in accordance with the policies established by the Money Manager.

     6. Allocation of Brokerage. The Money Manager shall have authority and discretion to select broker/dealers and to establish brokerage accounts with such brokers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on/in which the transaction will be executed; provided, however, that any transactions or dealings with an affiliated broker/dealer by the Money Manager shall comply with Rule 17e 1 of the 1940 Act and with the procedures of Accessor Funds and/or the Manager in all respects.

          A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain best execution for Accessor Funds. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to Accessor Funds, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the firm selected, that the broker/dealer can be expected to obtain best execution on a particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including Accessor Funds, as to which the Money Manager exercises investment discretion, notwithstanding that Accessor Funds may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge Accessor Funds a lower commission on the particular transaction.

          B. Accessor Funds agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of Accessor Funds and its other money managers and Accessor Funds will be solely responsible for keeping the names on the list current. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer on the list that has been identified as an "affiliated person" (as defined in the 1940 Act) of Accessor Funds or of any money manager for Accessor Funds except as permitted by the 1940 Act, and the rules adopted thereunder.

          C. As used in this paragraph 6, "brokerage and research services" shall be those services described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

     7. Transactions with Affiliated Persons of the Funds. The Money Manager is prohibited from consulting with the money manager of another Accessor Fund or the money manager of the portion of the Fund not managed by the Money Manager, if applicable, concerning transactions entered into by the Money Manager (or its affiliates) in accordance with Rule 17a-10, 17e-1, 12d3-1 and 10f-3 of the 1940 Act. Further, for the purposes of Rule 12d3-1 of the 1940 Act, where the Money Manager is one of multiple money managers managing a Fund, the Money Manager's responsibility to providing investment advice is limited to providing investment advice with respect to the Account.

     8. Proxies. Unless the Manager gives written instructions to the contrary, the Money Manager, or a third party designee subject to the oversight of the Money Manager, shall research and vote all proxies received in proper form and in a timely manner with respect to the securities held by the Fund in accordance with the Money Manager's Proxy Policies and Procedures. The Money Manager, or the third party designee, shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders. The Money Manager has provided to the Fund, a copy of its Proxy Policies and Procedures. The Money Manager shall provide to the Fund within 45 days after the twelve month period ending June 30 of each year in an electronic format, the information required by Item 1 of Form N-PX under the 1940 Act if it casts any votes by proxy on any securities held by the Fund.

     9. Reports to the Money Manager. Accessor Funds and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of Accessor Funds, including periodic reports concerning the Fund, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

     10. Fees for Services. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid by Accessor Funds in accordance with Exhibit A attached hereto and incorporated by this reference herein. The Money Manager acknowledges that any such fee is payable solely out of assets of the Fund Account.

     11. Other Investment Activities of the Money Manager. Accessor Funds acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, itself, or other individuals or entities (the "Affiliated Accounts"). Services to be furnished by the Money Manager under this Agreement may be furnished through the medium of any of the Money Manager's partners, officers or employees. Subject to the provisions of paragraph 2 hereof, Accessor Funds agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may be the same as or differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Accessor Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

     12. Certificate of Authority. Each of Accessor Funds, the Manager and the Money Manager shall furnish to the others from time to time certified copies of the resolutions of its Board of Directors, Board of Trustees, Managing Partner or executive committee, as the case may be, evidencing the authority of its officers and employees who are authorized to act on behalf of it.

     13. Limitation of Liability. The Money Manager shall not be liable for, and shall be indemnified by Accessor Funds for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from Accessor Funds or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 13 shall survive the cancellation, expiration or termination of this Agreement.

     14. Confidentiality. Subject to the right of each money manager and Accessor Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each money manager, the Manager and Accessor Funds in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information or trade sources. The rights and obligations that are provided for in this Paragraph 14 shall survive the cancellation, expiration or termination of this Agreement.

     15. Use of the Money Manager's Name. Accessor Funds and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of Accessor Funds or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, Accessor Funds and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof.

     16. Assignment. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Manager or the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and Accessor Funds in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the 1940 Act, to enable the Manager and Accessor Funds to consider whether an assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager, if desired.

     17. Representations, Warranties and Agreements of the Investment Company. Accessor Funds represents, warrants and agrees that:

          A. The Money Manager has been duly appointed by the Board to provide investment services to the Account as contemplated hereby. Accessor Funds will deliver certified resolutions of its Board authorizing the appointment of the Money Manager with respect to the Fund, and approving the form of this Agreement.

          B. Accessor Funds will deliver to the Money Manager a true and complete copy of its current prospectuses and Statement of Additional Information as effective from time to time and will deliver all future amendments and supplements, if any, the registration statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission relating to the Fund and shares of the Fund's beneficial shares, and all amendments thereto, the By-Laws of Accessor Funds in effect on the date of this Agreement and as amended from time to time, such other documents or instruments governing the investments of Fund, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

          C. The organization of Accessor Funds and the conduct of the business of the Fund as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon Accessor Funds by applicable law.

          D. The Fund is either (i) excluded from the definition of the term "pool" under Section 4.5 of the General Regulations under the Commodity Exchange Act ("Rule 4.5"), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.

     18. Representations, Warranties and Agreements of Manager. Manager represents, warrants and agrees that:

          A. The Manager acts as an "investment adviser," as that term is defined in Section 2(a)(20) of the 1940 Act, pursuant to a Management Agreement with Accessor Funds.

          B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

          C. The Manager is registered as an "investment adviser" under the Advisers Act.

          D. The Manager will notify Accessor Funds of any changes in the membership of its partnership, within a reasonable time after such change.

     19. Representations, Warranties and Agreements of Money Manager. The Money Manager represents, warrants and agrees that:

          A. The Money Manager is registered as an "investment adviser" under the Advisers Act.

          B. The Money Manager will maintain, keep current and preserve on behalf of Accessor Funds, the records required to be maintained pursuant to
     Section 3 of this Agreement and shall timely furnish to the Manager all information relating to the Money Manager's services under this Agreement needed by the Manager to keep the other books and records of the Fund required by the 1940 Act, and the Advisers Act, or any rule or regulation thereunder and Accessor Funds' policies and procedures (as may be amended in writing from time to time), in the manner required by such rule, regulation, policy or procedure. The Money Manager agrees that such records are the property of Accessor Funds and will be surrendered to Accessor Funds promptly upon request. The Money Manager may retain copies of any records surrendered to the Accessor Funds.

          C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to Accessor Funds a copy of the code of ethics and evidence of its adoption, and will make such reports to Accessor Funds as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures which it reasonably believes are sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988.

          D. The Money Manager will notify Accessor Funds of any material changes in the membership of its partnership, including but not limited to any changes in the managing partners or in the partners who manage the Fund, or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

          E. The Money Manager understands that it may receive certain non-public information about clients of the Manager and Accessor Funds under Section 248.14 of Regulation S-P and understands and agrees that it will disclose that information only as permitted by Section 248.11 of Regulation S-P.

          F. The Money Manager represents and acknowledges that it is not authorized to render and will not provide legal advice under this Agreement including relating to any securities purchased on behalf of the Fund which may become subject to any legal proceedings including, but not limited to, bankruptcies, class action lawsuits or responding to proof of claim notifications.

          G. The Money Manager represents that it has delivered and the Manager acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Money Manager's Form ADV containing certain information concerning the Money Manager and the nature of its business.

     20. Amendment. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Fund, which amendment must be approved by the Board in the manner required by the 1940 Act.

     21. Effective Date; Term. This Agreement shall become effective for the Fund on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, and in either case by a majority of the directors who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as directors of Accessor Funds) cast in person at a meeting called for purposes of voting on the Agreement.

     22. Termination. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund for which the Money Manager acts as money manager, upon at least 60 days' prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

     23. Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Washington. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     24. Notices. Any notice, advice, or report to be given pursuant to this Agreement shall be delivered or mailed:

           To the Manager at:              Accessor Capital Management LP
                                           1420 Fifth Avenue, Suite 3600
                                           Seattle, WA  98101
                                           Attention:  Christine Stansbery

           To Accessor Funds at:           Accessor Funds, Inc.
                                           1420 Fifth Avenue, Suite 3600
                                           Seattle, WA  98101
                                           Attention:  Christine Stansbery

           To the Money Manager at:        SSgA Funds Management, Inc.
                                           One Lincoln Street
                                           Boston, MA 02111
                                           Attention:  Chief Compliance Officer

     25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.


ACCESSOR FUNDS, INC.                            Accepted and agreed to:
                                                SSgA FUNDS MANAGEMENT, INC.

BY:_/s/Christine J. Stansbery                   BY:/s/James Ross
-----------------------------                   ------------------------------
       Christine J. Stansbery                          Name:  James Ross
       Secretary                                       Title:  President

DATE:______9/21/2007__________                  DATE:__9/12/2007______________

ACCESSOR CAPITAL MANAGEMENT LP
By Accessor Capital Corporation
Its Managing General Partner

BY:_/s/J. Anthony Whatley III
------------------------------
       J. Anthony Whatley, III President

DATE:___9/27/2007__________


EXHIBITS:
A. Fee Schedule





                                    EXHIBIT A

                                 Schedule dated
                                 October 1, 2007
                         to the Money Manager Agreement
                                between and among
              Accessor Funds, Inc., Accessor Capital Management LP
                         and SSgA Funds Management, Inc.


The management fee with respect to the Small to Mid Cap Fund (the "Fund") is comprised of a monthly base fee (the "Base Fee") payable by the Fund to SSgA Funds Management, Inc. (the "Money Manager") at an annual rate of 40 basis points (0.40%) of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") as discussed below.

A. Calculating the Performance Fee Adjustment.

The Performance Fee Adjustment shall be calculated monthly by:

         (i) Determining the difference in performance (the "Performance Difference") between the Fund and the Dow Jones Wilshire 4500 Index (the "Index"), as described in paragraph B;

         (ii) Using the Performance Difference to determine the performance adjustment rate (the "Performance Adjustment Rate"), as illustrated in paragraph C; and

         (iii) Applying the Performance Fee Adjustment Rate to the average daily net assets of the Fund during the Performance Measurement Period (as defined below).

B. Computing the Performance Difference.

The Performance Difference is calculated monthly, and is determined by measuring the percentage difference between the performance of one Advisor-Class Share of the Fund and the performance of the Index over the performance measurement period as defined below (the "Performance Measurement Period"). The performance of one Advisor-Class Share of the Fund shall be measured by computing the percentage difference, carried to five decimal places, between the net asset value as of the last business day of the period selected for comparison and the net asset value of such share as of the last business day of the prior period, adjusted for dividends or capital gain distributions treated as reinvested immediately. The performance of the Index will be established by measuring the percentage difference, carried to five decimal places, between the beginning and ending values of the Index for the comparison period, with dividends or capital gain distributions on the securities that comprise the Index being treated as reinvested immediately.

C.       Determining the Performance Adjustment Rate

The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a "null zone" that is equal to plus 125 basis points (1.25%) or minus 125 basis points (-1.25%), the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 30 basis points (0.30%) (the "Maximum Performance Fee Adjustment Rate") and the Maximum Performance Fee Adjustment Rate shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Money Manager will be 10 basis points (0.10%) and the maximum possible annual fee will be 70 basis points (0.70%).

D.       Performance Measurement Periods

For the period from October 1, 2007 through September 30, 2008, the Money Manager will be paid at the Base Rate, without regard to any Performance Adjustment. Thereafter, the Performance Measurement Period shall equal the 12-month period prior to and including the month for which the fee is being calculated. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance incentive adjustment is being computed.

E. Changes to the "Index" or the "Class"

The Directors of the Fund have initially designated the Index and the Advisor-Class Shares of the Fund (the "Class") as the Index and Class to be used for purposes of determining the Performance Adjustment. From time to time, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, the Directors may, by a vote of the Directors voting in person, including a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund; and/or (ii) that a different class of shares of the Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. After ten days' written notice to the Money Manager, a different index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment, and/or a different class of shares (the "Successor Class") may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the Performance Measurement Period prior to the adoption of the Successor Index will still be based upon the Performance Difference. The use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire Performance Measurement Period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Measurement Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Measurement Period shall be calculated using the Class of shares previously designated.

Exhibit C



                                  FUND EXPENSES


The following tables compare each Fund's annual operating expenses for the Advisor Class for the forthcoming year prior to the change in the Money Manager fees with each Fund's annual operating expenses for the same period if the fee payable to each Money Manager had been in place (referred to as "Pro Forma Expenses" below).



Annual Operating Expenses - Advisor Class Shares
                                            CURRENT               PRO FORMA
                                            EXPENSES              EXPENSES

                                            GROWTH FUND           GROWTH FUND

Management Fees(1)                          0.85%                 0.70%
Distribution and Service (12b-1) Fees       none                  none
Other Expenses                              0.27                  0.27%
                                            ----                  -----

Total Annual Fund Operation Expenses        1.12%                 0.97%

================================================================================

                                             CURRENT                PRO FORMA
                                             EXPENSES               EXPENSES

                                             SMALL TO MID         SMALL TO MID
                                             CAP FUND               CAP FUND

Management Fees(1)                           0.90%                     1.00%
Distribution and Service (12b-1) Fees        none                      none
Other Expenses                               0.26%                     0.26%
Prime Brokerage Expenses                     0.00%                     0.10%
                                             -----                     -----
Total Annual Fund Operation Expenses         1.16%                     1.36%

================================================================================

(1) Management fees consist of the management fee paid to Accessor Capital and the fees paid to the Money Managers of the underlying Funds.
================================================================================

The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          One      Three    Five        Ten
                                          Year     Years    Years       Years
UNDERLYING FUNDS - Advisor Class Shares

Growth                  Current Expenses
                                          $118      $366     $635       $1,400
                        ProForma
                        Expenses          $102      $318     $551       $1,222

Small to Mid Cap        Current Expenses
                                          $122      $379     $657       $1,448
                        Proforma

                        Expenses          $143      $444     $767       $1,681


                                  FUND EXPENSES

The following tables compare each Fund's annual operating expenses for the Investor Class for the forthcoming year prior to the change in the Money Manager fees with each Fund's annual operating expenses for the same period if the fee payable to each Money Manager had been in place (referred to as "Pro Forma Expenses" below).


Annual Operating Expenses - Investor Class Shares

                                           CURRENT                PRO FORMA
                                           EXPENSES               EXPENSES

                                           GROWTH FUND            GROWTH FUND

Management Fees(1)                         0.85%                  0.70%
Distribution and Service (12b-1) Fees      0.25%                  0.25%
Other Expenses                             0.52%                  0.52%
                                           -----                  -----

Total Annual Fund Operation Expenses       1.62%                  1.47%

================================================================================

                                            CURRENT               PRO FORMA
                                            EXPENSES              EXPENSES

                                            SMALL TO              SMALL TO MID
                                            MID CAP FUND          CAP FUND

Management Fees(1)                          0.90%                 1.00%
Distribution and Service (12b-1) Fees       0.25%                 0.25%
Other Expenses                              0.51%                 0.51%
Prime Brokerage Expenses                    0.00%                 0.10%
                                            -----                 -----
Total Annual Fund Operation Expenses        1.66%                 1.86%

================================================================================

(1) Management fees consist of the management fee paid to Accessor Capital and the fees paid to the Money Managers of the underlying Funds.

(2) Pursuant to an ACM Administrative Plan, Accessor Funds may pay financial intermediaries who have entered into arrangements with Accessor Funds a non-distribution related administrative services fee of up to 0.25% annually of the average daily net assets of their clients who may from time to time beneficially own investor class shares of the funds.

================================================================================

The Example shows what an investor in Investor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          One      Three    Five        Ten
                                          Year     Years    Years       Years

Underlying Funds - Investor Class Shares


Growth                  Current Expenses  $170     $527     $908        $1,977
                        Proforma
                        Expenses          $154     $479     $827        $1,807

Small to Mid Cap        Current Expenses  $174     $540     $930        $2,022
                        Proforma
                        Expenses          $195     $604     $1,038      $2,244






                                  FUND EXPENSES


The following tables compare each Fund's annual operating expenses for the Class A and Class C for the forthcoming year prior to the change in the Money Manager fees with each Fund's annual operating expenses for the same period if the fee payable to each Money Manager had been in place (referred to as "Pro Forma Expenses" below).



                                 CURRENT            PRO FORMA           CURRENT            PRO FORMA
                                 EXPENSES           EXPENSES            EXPENSES           EXPENSES
                                 --------           --------            --------           --------
                                 Growth Fund - A    Growth Fund - A     Growth Fund - C    Growth Fund - C
                                 Class              Class               Class              Class

Management Fee(1)                0.85%               0.70%              0.85%              0.70%
Distribution & Service (12b-1)
Fees                             0.35%               0.35%              1.00%              1.00%
Other Expenses                   0.27%               0.27%              0.27%              0.27%
                                 -----               -----              -----              -----

Total Annual Fund Operating
Expenses                         1.47%               1.32%              2.12%              1.97%

=================================================================================================

                                 CURRENT            PRO FORMA           CURRENT            PRO FORMA
                                 EXPENSES           EXPENSES            EXPENSES           EXPENSES

                                 Small to Mid Cap   Small to Mid Cap    Small to Mid Cap   Small to Mid Cap
                                 Fund - A Class     Fund - A Class      Fund - C Class     Fund - C Class


Management Fee(1)                0.90%               1.00%              0.90%              1.00%
Distribution & Service (12b-1)
Fees                             0.35%               0.35%              0.35%              0.35%
Other Expenses                   0.26%               0.26%              0.26%              0.26%
Prime Brokerage Expenses         0.00%               1.00%              0.00%              1.00%
                                 -----               -----              -----              -----
Total Annual Fund Operating
Expenses                         1.51%               1.71%              1.51%              1.71%
============================================================================================================

(1) Management fees consist of the management fee paid to Accessor Capital and the fees paid to the Money Managers of the underlying Funds.
==============================================================================

The Example shows what an investor in a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. The following example reflects the maximum initial sales charge in the first year for A Class Shares and reflects the CDSC for C Class Shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          One      Three    Five        Ten
                                          Year     Years    Years       Years
A Class Shares

Growth                  Current Expenses  $154     $479     $827        $1,807
                        ProForma
                        Expenses          $706     $981     $1,277      $2,116

Small to Mid Cap        Current Expenses  $159     $492     $849        $1,853
                        Pro Forma
                        Expenses          $744     $1,099   $1,477      $2,533

================================================================================
                                          One      Three    Five        Ten
                                          Year     Years    Years       Years
C Class Shares
Growth                  Current
                        Expenses          $328     $686     $1,176      $2,525
                        ProForma
                        Expenses          $312     $740     $1,193      $2,447
Small to Mid Cap        Current
                        Expenses          $332     $699     $1,198      $2,568
                        ProForma
                        Expenses          $352     $862     $1,397      $2,858


You would pay the following expenses for C Class Shares if you did not redeem your shares.


                                          One      Three    Five        Ten
                                          Year     Years    Years       Years

C Class Shares
Growth                  Current
                        Expenses          $223     $686      $1,176     $2,525
                        ProForma          $207     $639      $1,097     $2,364
                        Expenses
Small to Mid Cap        Current
                        Expenses          $227     $699      $1,198     $2.568
                        Pro Forma
                        Expenses          $247     $762      $1,303     $2,779

Exhibit D


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 31, 2007, the control persons and principal holders of each of the Funds were:

Major Shareholders in Growth-Advisor
Account Name                                         % Shares
National Financial Services Corp                     6.65%
AMARBAN PARTNERSHIP                                  5.70%
Accessor Aggressive Growth Allocation                13.12%
Accessor Growth Allocation                           22.70%
Accessor Growth & Income Allocation                  19.23%
Accessor Balanced Allocation                         12.15%

Major Shareholders in Growth - C Class
Account Name                                         % Shares
Jesco & Co.                                          29.22%
Trust Company Of Illinois                            51.16%
Marie C Russo                                        5.16%

Major Shareholders in Growth-Investor
Account Name                                         % Shares
DONALDSON, LUFKIN AND JENRETTE                       7.69%
Trust Company of Sterne Agee& Leach                  13.86%
Three Affiliated Tribes Pension Pl                   20.18%
JEFFERSON CO HOUSING AUTHORITY                        8.91%
Setru & Co                                           23.23%
SEI PRIVATE TRUST                                     7.82%

Major Shareholders in Growth A-Class
Account Name                                         % Shares
IRA FBO LLOYD G SHIP                                 38.71%
PRIMEVEST FINANCIAL SERVICES                         45.55%
NFS LLC FEBO                                         5.97%

Major Shareholders in Small to Mid Cap Advisor Class
Account Name                                         % Shares
Charles Schwab & Co., Inc.                           16.39%
National Financial Services Corp                     12.30%
TAYLOR & CO                                          31.16%
JP Morgan TTEE for BOW - Sanwa Bank                  10.18%
Growth Allocation                                    5.31%

Major Shareholders in Small to Mid Cap A-Class
Account Name                                         % Shares
RELIANCE TRUST COMPANY FBO                           94.16%

Major Shareholders in Small to Mid Cap-Investor
Account Name                                         % Shares
Donaldson, Lufkin & Jenrette                         5.79%
Dan Motors, Inc. 401(k)                              11.98%
JEFFERSON CO HOUSING AUTHORITY                       10.91%
MCB Trust Services Cust. FBO                         19.16%
E TRADE CLEARING LLC                                 12.35%
E*TRADE CLEARING LLC                                 15.86%

Major Shareholders in Small to Mid Cap - C Class
Account Name                                         % Shares
Jesco & Co.                                          28.68%
Trust Company Of Illinois                            42.73%
KANE R                                               8.47%
FIRST CLEARING, LLC                                  9.09%